Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, John M. Thornton, Chief Financial Officer of Mitek Systems, Inc. (the Registrant ), do hereby certify pursuant to Rule 13a of the Securities and Exchange Act of 1934, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant s Annual Report on Form 10-K of the Registrant for the year ended September 30, 2004 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 12, 2005	By:	/s/ John M. Thornton
John M. Thornton
Chief Financial Officer